UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 5, 2014

SYMANTEC CORPORATION
(Exact name of the registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-17781 (Commission File Number)	77-0181864 (IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA (Address of Principal Executive Offices)	94043 (Zip Code)

Registrant’s telephone number, including area code:
(650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On November 5, 2014, Symantec Corporation (the “Company”) issued a press release announcing financial results for the second quarter ended October 3, 2014. A copy of the press release is furnished as Exhibit 99.01 to this Current Report and is incorporated herein by reference.
The information in Item 2.02 of this Current Report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities

On November 5, 2014, the Company announced a restructuring plan as it works to separate into two independent publicly traded companies: one business focused on security and one business focused on information management. The plan allows each entity to maximize its respective growth opportunities and drive greater shareholder value. The restructuring plan will be pervasive throughout the Company. The Company expects to incur costs in its GAAP financial results of approximately $100 million to $120 million for severance and termination benefits and contract termination costs, in addition to approximately $80 million to $100 million for separation costs. The cash expenditures are expected to approximate the costs incurred. The Company expects that the restructuring plan will be substantially completed by the end of the third quarter of fiscal 2016.

Forward-Looking Statements

This report contains statements regarding our strategic direction and our projected financial and business results, which may be considered forward-looking within the meaning of the U.S. federal securities laws. These statements include our intention to separate the company into two independent publicly traded companies and the expected restructuring charges to be incurred as a result of the separation. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this press release. Such risk factors include those related, but not limited, to: risks related to the separation of the company into the security business and the information management business; general economic conditions; maintaining customer and partner relationships; the anticipated growth of certain market segments, particularly with regard to security and information management; the competitive environment in the software industry; changes to operating systems and product strategy by vendors of operating systems; fluctuations in currency exchange rates; the timing and market acceptance of new product releases and upgrades; the successful development of new products, and the degree to which these products and businesses gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. We assume no obligation, and do not intend to update these forward-looking statements as a result of future events or developments. Additional information concerning these and other risks factors is contained in the Risk Factors sections of our Form 10-K for the year ended March 28, 2014.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.01	Press release issued by Symantec Corporation entitled “Symantec Reports Second Quarter Fiscal Year 2015 Results,” dated November 5, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation

Date: November 5, 2014	By:	/s/ THOMAS J. SEIFERT
Thomas J. Seifert
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description
99.01	Press release issued by Symantec Corporation entitled “Symantec Reports Second Quarter Fiscal Year 2015 Results,” dated November 5, 2014